Exhibit 10.14.2

AMENDMENT

TO THE PARTICIPATION AGREEMENT

THIS AMENDMENT TO THE PARTICIPATION AGREEMENT (this “Amendment”) is entered into as of the 5th day of January, 2011 (“Amendment Effective Date”) by and between BG Medicine, Inc., a corporation having offices at 610N Lincoln Street, Waltham Massachusetts 02451 (“BGM”) and Takeda Pharmaceutical Company Limited having offices at 1-1 Doshomachi 4-Chome, Chuo-ku, Osaka 540 8645, Japan (“Participant”) and amends that certain PARTICIPATION AGREEMENT between BGM and Participant, dated March 31, 2008, (the “Agreement”). Capitalized terms used but not defined herein shall have the meanings given them in the Agreement.

WHEREAS, BGM and Participant wish to amend the Agreement to provide for additional funding for the HRP Initiative and to extend the term of the Participant’s participation therein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree on the following items as follows:

1.	Section 4.1 Reports; Data. shall be amended by deleting the second last sentence in its entirety and replacing it with the following:

BGM shall also provide each Participant with copies of electronic files containing the Data as soon as practicable following analysis and reporting of a Program Activity, but in any event within six (6) months following analysis.

2.	Section 7.1 Term shall be amended by deleting the last sentence in its entirety and replacing it with the following:

This Agreement shall commence on the Effective Date and expire on the first to occur of: (i) the completion of the HRP Initiative and (ii) December 31, 2014.

3.	The following shall be added to the Agreement as Section 6.3 Renewal Payment.

In addition to the Participation Payments provided by Participant under the Agreement, Participant shall pay BGM [***] dollars (US$[***]) (the “Renewal Payment”) within [***] ([***]) days after the amendment effective date. The Renewal Payment shall be deemed a Participation Payment for all purposes of the Agreement. Any fees associated with the [***] in the Renewal Payment.

4.	Priorities for Research Activities and Budget. Participant shall prioritize the remaining HRP research activities outlined in Exhibit A, attached hereto, for funding using the proceeds of the Renewal Payment; provided, however, that if the HRP Initiative obtains funding in addition to that provided for in this Amendment and the amendments to the other Participation Agreements contemplated hereby, or if other material developments occur, BGM, with the approval of the JSC, shall be entitled to modify such budget and research priorities in its reasonable discretion.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.	No Further Amendments. Except as provided in this Amendment, the Participation Agreement shall remain in full force and effect.

6.	Counterparts. This Amendment may be executed in one or more counterparts, (facsimile and electronic transmission included) each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. After facsimile or electronic transmission, the Parties agree to exchange documents with original signatures.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the undersigned have executed this Amendment to the Participation Agreement as of the Amendment Effective Date.

Takeda Pharmaceutical Company Limited

By:	/s/ Masaki Yamamoto

Name:	Masaki Yamamoto, Ph.D.

Title:	Senior Director, Development Research Center

BG MEDICINE, INC.

By:	/s/ Pieter Muntendam

Name:	Pieter Muntendam, MD

Title:	President and CEO

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A

Participant Prioritization of HRP Objectives

OBJECTIVE	Takeda
BioImage: Post-enrollment:
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
BioImage: Imaging/Blood Core Lab Analyses:
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
HRP Operations:
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.